Omnibus Incentive Compensation Plan

                             Black Hills Corporation

                             Effective May 30, 2001






















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                                TABLE OF CONTENTS
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
Article 1.        Establishment, Objectives, and Duration.........................................................1
         1.1      Establishment of the Plan.......................................................................1
         1.2      Objectives of the Plan..........................................................................1
         1.3      Duration of the Plan............................................................................1

Article 2.        Definitions.....................................................................................1

Article 3.        Administration..................................................................................6
         3.1      General.........................................................................................6
         3.2      Authority of the Committee......................................................................7
         3.3      Decisions Binding...............................................................................7

Article 4.        Shares Subject to the Plan and Maximum Awards...................................................7
         4.1      Number of Shares Available for Grants...........................................................7
         4.2      Lapsed Awards and Awards Not Paid in Shares.....................................................8
         4.3      Adjustments in Authorized Shares................................................................8

Article 5.        Eligibility and Participation...................................................................8
         5.1      Eligibility.....................................................................................8
         5.2      Actual Participation............................................................................8

Article 6.        Stock Options...................................................................................8
         6.1      Grant of Options................................................................................8
         6.2      Award Agreement.................................................................................9
         6.3      Option Price....................................................................................9
         6.4      Duration of Options.............................................................................9
         6.5      Exercise of Options.............................................................................9
         6.6      Payment.........................................................................................9
         6.7      Restrictions on Share Transferability...........................................................9
         6.8      Termination of Employment/Directorship.........................................................10
         6.9      Nontransferability of Options..................................................................10
         6.10     No Cancellation and Reissuance of Options......................................................10

Article 7.        Stock Appreciation Rights......................................................................10
         7.1      Grant of SARs..................................................................................10
         7.2      SAR Agreement..................................................................................11
         7.3      Term of SARs...................................................................................11
         7.4      Exercise of Freestanding SARs..................................................................11
         7.5      Exercise of Tandem SARs........................................................................11
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
         7.6      Payment of SAR Amount..........................................................................11
         7.7      Termination of Employment/Directorship.........................................................11
         7.8      Nontransferability of SARs.....................................................................12

Article 8.         Restricted Stock..............................................................................12
         8.1      Grant of Restricted Stock......................................................................12
         8.2      Restricted Stock Agreement.....................................................................12
         8.3      Transferability................................................................................12
         8.4      Other Restrictions.............................................................................12
         8.5      Voting Rights..................................................................................13
         8.6      Dividends and Other Distributions..............................................................13
         8.7      Termination of Employment/Directorship.........................................................13

Article 9.        Performance Units, Performance Shares, and Cash-Based Awards...................................13
         9.1      Grant of Performance Units/Shares and Cash-Based Awards........................................13
         9.2      Value of Performance Units/Shares and Cash-Based Awards........................................13
         9.3      Earning of Performance Units/Shares and Cash-Based Awards......................................13
         9.4      Form and Timing of Payment of Performance Units/Shares and Cash-Based Awards...................14
         9.5       Termination of Employment/Directorship........................................................14
         9.6      Nontransferability.............................................................................14

Article 10.       Other Awards...................................................................................14

Article 11.       Performance Measures...........................................................................14

Article 12.       Beneficiary Designation........................................................................16

Article 13.       Deferrals......................................................................................16

Article 14.       Rights of Employees/Directors..................................................................16
         14.1     Employment.....................................................................................16
         14.2     Participation..................................................................................16
         14.3     Rights as a Stockholder........................................................................16

Article 15.       Change in Control..............................................................................16
         15.1     Treatment of Outstanding Awards................................................................16
         15.2     Termination, Amendment, and Modifications of Change-in-Control Provisions......................17
         14.3     Pooling of Interests Accounting................................................................17

Article 16.       Amendment, Modification, Termination and Bifurcation ..........................................18
         16.1     Amendment, Modification, and Termination.......................................................18
         16.2     Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.............18
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
         16.3     Awards Previously Granted......................................................................18
         16.4     Compliance with Code Section 162(m)............................................................18
         16.5     Bifurcation of the Plan........................................................................18

Article 17.       Withholding....................................................................................18
         17.1     Tax Withholding................................................................................19
         17.2     Share Withholding..............................................................................19

Article 18.       Indemnification................................................................................19

Article 19.        Successors....................................................................................19

Article 20.       General Provisions.............................................................................19
         20.1     Gender and Number..............................................................................19
         20.2     Severability...................................................................................20
         20.3     Requirements of Law............................................................................20
         20.4     Securities Law Compliance......................................................................20
         20.5     Listing........................................................................................20
         20.6     Delivery of Title..............................................................................20
         20.7     Investment Representations.....................................................................20
         20.8     No Additional Rights...........................................................................20
         20.9     Uncertificated Shares..........................................................................21
         20.10    Unfunded Status of the Plan....................................................................21
         20.11    Governing Law..................................................................................21

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Black Hills Corporation
Omnibus Incentive Compensation Plan

         Article 1.   Establishment, Objectives, and Duration

         1.1 Establishment of the Plan. Black Hills Corporation, a South Dakota corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Black Hills Corporation Omnibus Incentive Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, and Cash-Based Awards.

         The Plan shall become effective when approved by the Shareholders at the 2001 annual meeting of Shareholders on May 30, 2001, (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

         1.2 Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through annual and long-term incentives that are consistent with the Company's goals and that link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company, its Affiliates, and Subsidiaries, in their ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in such success.

         1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 16 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after the tenth (10th ) anniversary of the Effective Date.

         Article 2.        Definitions

         Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

         2.1 "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

         2.2 "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, or Cash-Based Awards.




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         2.3 "Award Agreement" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

         2.4 "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule l3d-3 of the General Rules and Regulations under the Exchange Act.

         2.5 "Board" or "Board of Directors" means the Board of Directors of the Company.

         2.6 "Cash-Based Award" means an Award granted to a Participant as described in Article 9 herein.

         2.7 "Change in Control" shall mean any of the following events:

                    (a) An acquisition (other than directly from the Company) of any Common Stock of the Company by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act, as amended (the "Exchange Act"), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the Common Stock of the Company; provided, however, in determining whether a Change in Control has occurred, Common Stock which is acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities ("Voting Securities") or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);


                    (b) The individuals who, as of the Effective Date are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange
                         Act) or other  actual  or  threatened


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                         solicitation of proxies or consents by or on behalf of
                         a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (c)      Approval by shareholders of the Company of:

                           (i)......A merger, consolidation or reorganization
                                    involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

                                    (A)     The shareholders of the Company,
                                            immediately before such merger,
                                            consolidation or reorganization, own
                                            directly or indirectly immediately
                                            following such merger, consolidation
                                            or reorganization, at least seventy
                                            percent (70%) of the combined voting
                                            power of the outstanding Voting
                                            Securities of the corporation
                                            resulting from such merger or
                                            consolidation or reorganization (the
                                            "Surviving Corporation") in
                                            substantially the same proportion as
                                            their ownership of the Voting
                                            Securities immediately before such
                                            merger, consolidation or
                                            reorganization,

                                    (B)     The individuals who were members of
                                            the Incumbent Board immediately
                                            prior to the execution of the
                                            agreement providing for such merger,
                                            consolidation or reorganization
                                            constitute at least two-thirds of
                                            the members of the board of
                                            directors of the Surviving
                                            Corporation, or a corporation
                                            beneficially directly or indirectly
                                            owning a majority of the Voting
                                            Securities of the Surviving
                                            Corporation, and

                                    (C)     No Person other than (i) the
                                            Company, (ii) any Subsidiary, (iii)
                                            any employee benefit plan (or any
                                            trust forming a part thereof)
                                            maintained by the Company, the
                                            Surviving Corporation, or any
                                            Subsidiary, or (iv) any Person who,
                                            immediately prior to such merger,
                                            consolidation or reorganization had
                                            Beneficial Ownership of thirty
                                            percent (30%) or more of the then
                                            outstanding Voting Securities), has
                                            Beneficial Ownership of thirty
                                            percent (30%) or more of the
                                            combined voting power of the
                                            Surviving Corporation's then
                                            outstanding Voting Securities.

                           (ii) A complete liquidation or dissolution of the Company; or

                           (iii)    An agreement for the sale or other
                                    disposition of all or substantially all of the assets of the Company to any Person other


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                                    than (x) a transfer to a Subsidiary or
                                    (y) a sale or transfer of a Subsidiary by the Company except if such sale or transfer would be a sale or other disposition of all or substantially all of the assets of the Company.

                    (d) Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to occur solely because any person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Common Stock as a result of the acquisition of Common Stock by the Company which, by reducing the number of shares of Common Stock then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Common Stock by the Company, and after such stock acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Common Stock which increases the percentage of the then outstanding Common Stock Beneficially Owned by the Subject Person, then a Change in Control shall occur; and (ii) a Change in Control shall not be deemed to occur unless and until all regulatory approvals required to effect a Change in Control of the Company have been obtained.

         2.8 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.9 "Committee" means the committee appointed by the Board to administer Awards to Employees, as specified in Article 3 herein.

         2.10 "Common Stock" means the $1 par value common stock of the Company.

         2.11 "Company" means Black Hills Corporation, a South Dakota corporation and any successor thereto as provided in Article 19 herein.

         2.12 "Covered Employee" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is, or, in the judgment of the Board, might then be one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

         2.13 "Director" means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company shall be considered an Employee under the Plan.

         2.14 "Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Committee.


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         2.15 "Effective Date" shall have the meaning ascribed to such term in Section1.1 hereof.

         2.16 "Employee" means any employee of the Company or its Subsidiaries or Affiliates.

         2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         2.18 "Fair Market Value" shall be determined on the basis of the closing sale price on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

         2.19 "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

         2.20 "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 herein and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.

         2.21 "Insider" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

         2.22 "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 herein and that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

         2.23 "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

         2.24 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

         2.25 "Other Award" means an Award granted under Article 10 hereunder.

         2.26 "Participant" means an Employee or Director who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

         2.27 "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

         2.28 "Performance Share" means an Award granted to a Participant, as described in Article 9 herein.

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         2.29 "Performance Unit" means an Award granted to a Participant, as described in Article 9 herein.

         2.30 "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

         2.31 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         2.32 "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 herein.

         2.33 "Retirement" shall have the meaning ascribed to such term in the Company's tax-qualified defined benefit retirement plan.

         2.34 "Rule 16b-3" means Rule 16b-3 of the regulations promulgated under
Section 16 of the Exchange Act, as amended, or any successor rule in effect from time to time.

         2.35 "Shares" means the shares of Common Stock of the Company.

         2.36 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

         2.37 "Subsidiary" means any corporation, partnership, joint venture, or other entity in which the Company has a majority voting interest.

         2.38 "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

         Article 3.        Administration


          3.1 General. Subject to the terms and conditions of the Plan, the Plan shall be administered by the Committee. The members of the Committee shall be appointed by the Board from the Compensation Committee of the Board, and shall serve at the discretion of, the Board of Directors. All members of the Committee shall meet the definition of "nonemployee directors" as defined in 17 C.F.R. ss. 240.16b-3(b)(3)(i) and "outside directors" as defined in Code regulation ss. 1.162-27(e)(3). The Committee shall have the authority to delegate administrative duties to


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officers of the Company; provided, that no delegation may be made of all or any part of authority under the Plan to the extent such delegation would result in noncompliance with Rule 16b-3 or Code regulation ss. 1.162-27.

         3.2 Authority of the Committee. Except as limited by law or by the articles of incorporation or bylaws of the Company, and subject to the provisions of the Plan herein, the Committee shall have full power to select Employees and Directors who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan.

         3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries.

         Article 4.        Shares Subject to the Plan and Maximum Awards

         4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be one million two hundred thousand (1,200,000), no more than two hundred forty thousand (240,000) of which may be granted in the form of Restricted Shares. Such Share may be authorized but unissued Shares, treasury shares, shares acquired on the open market specifically for distribution under this Plan, or any combination thereof, as the Committee may from time to time determine. The Committee shall determine the appropriate methodology for calculating the number of shares issued pursuant to the Plan. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan:

                  (a) Stock Options: The maximum aggregate number of Shares that may be granted in the form of Stock Options, pursuant to any Award granted in any one fiscal year to any one single Participant shall be five hundred thousand (500,000); provided, that the aggregate Fair Market Value (determined as of the time an Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year shall not exceed $100,000.

                  (b)      SARs:.... The maximum aggregate number of Shares that
                           may be granted in the form of Stock Appreciation Rights, pursuant to any Award granted in any one fiscal year to any one single Participant shall be five hundred thousand (500,000).

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                  (c)      Restricted Stock: The  maximum  aggregate  grant with
                           respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be one hundred thousand (100,000).

                  (d)      Performance Shares/Performance Units and Cash-Based
                           Awards: The maximum aggregate grant with respect to Awards of Performance Shares made in any one fiscal year to any one Participant shall be equal to the value of fifty thousand (50,000) Shares; the maximum aggregate amount awarded with respect to Cash-Based Awards or Performance Units to any one Participant in any one fiscal year may not exceed Two Million Dollars ($2,000,000).

         4.2 Lapsed Awards and Awards Not Paid in Shares. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan. Shares received by the Company as payment for an Award (e.g., stock-for-stock exercises), Shares withheld by the Company to satisfy tax withholding and stock-based Awards that are ultimately settled in cash shall be available for grant of future Awards under the Plan.

         4.3 Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares that may be delivered under
Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections 4.1 (a) and 4.1 (b), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

         Article 5.        Eligibility and Participation

         5.1 Eligibility. Persons eligible to participate in this Plan include all Employees and Directors.

         5.2 Actual Participation. Subject to the provisions of the Plan, the Commitee may, from time to time, select from all eligible Employees and Directors, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

         Article 6.        Stock Options


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         6.1 Grant of Options. Subject to the terms and provisions of the Plan,
Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

         6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

         6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee; provided, that the Option Price may in no event be less than the Fair Market Value of the Shares subject to the Option on the date of grant of the Option.

         6.4 Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its grant.

         6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

         6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

         The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price); or (c) by a combination of
(a) and (b); or (d) any other method approved by the Committee in its sole discretion.

         The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         Subject to any governing rules or regulations or to the provisions of
Article 13, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

         Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.


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         6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities or tax laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

         6.8 Termination of Employment/Directorship. Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or directorship with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

         6.9      Nontransferability of Options.

                  (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                  (b) Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

         6.10 No Cancellation and Reissuance of Options. In no event shall the Board or the Committee permit the repricing of Options by any method, including by cancellation and reissuance.

         Article 7.        Stock Appreciation Rights

         7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

         Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.


         The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

         7.2 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

         7.3 Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion.

         7.4 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

         7.5 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

         Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

         7.6 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                  (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

                  (b) The number of Shares with respect to which the SAR is exercised.

         At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, in some combination thereof, or in any other manner approved by the Committee at its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

         7.7 Termination of Employment/Directorship. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or directorship with the Company, its Affiliates, and/or its subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

         7.8 Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

         Article 8.         Restricted Stock

         8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

         8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

         8.3 Transferability. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

         8.4 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.

         To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

         Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the

Participant after the last day of the applicable Period of Restriction.

         8.5 Voting Rights. If the Committee so determines, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

         8.6 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

         8.7 Termination of Employment/Directorship. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment or directorship with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

         Article 9.        Performance Units, Performance Shares, and Cash-Based
                           Awards

         9.1 Grant of Performance Units/Shares and Cash-Based Awards. Subject to the terms of the Plan, Performance Units, Performance Shares, and/or Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

         9.2 Value of Performance Units/Shares and Cash-Based Awards. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Each Cash-Based Award shall have a value as may be determined by the Committee. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares and Cash-Based Awards that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

         9.3 Earning of Performance Units/Shares and Cash-Based Awards. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of

Performance Units/Shares and Cash-Based Awards shall be entitled to receive payout on the number and value of Performance Units/Shares and Cash-Based Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

         9.4 Form and Timing of Payment of Performance Units/Shares and Cash-Based Awards.

         Payment of earned Performance Units/Shares and Cash-Based Awards shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares and Cash-Based Awards at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

         At the discretion of the Committee, Participants holding Performance Units/Shares may be entitled to receive dividend units with respect to dividends declared with respect to the Shares. Such dividends may be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 herein, as determined by the Committee.

         9.5 Termination of Employment/Directorship. In the event the employment or directorship terminates for any reason, including by reason of death, Disability, or Retirement, all Performance Units/Shares and Cash-Based Awards shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement.

         9.6 Nontransferability. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares and Cash-Based Awards may not be sold, transferred, pledged, assigned, or other-wise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant.

         Article 10.       Other Awards

         The Committee shall have the right to grant other Awards which may include, without limitation, the grant of shares based on attainment of performance goals established by the Committee, the payment of Shares in lieu of cash or cash based on attainment of performance goals established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs. Payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.

         Article 11.       Performance Measures

         Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 11, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees that are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be based upon one or more of the following performance based criteria, either on a Company-specific basis or in comparison with peer group performance:

                  (a)      Earnings per share;
                  (b)      Net income (before or after taxes);
                  (c) Return measures (including, but not limited to, return on assets, equity, or sales);
                  (d) Cash flow (including, but not limited to, operating cash flow and free cash flow);
                  (e) Cash flow return on investments, which equals net cash flows divided by owner's equity;
                  (f) Earnings before or after taxes, interest, depreciation and/or amortization;
                  (g) Internal rate of return or increase in net present value;
                  (h)      Dividends paid;
                  (i)      Gross revenues;
                  (j)      Gross margins;
                  (k) Share price performance (including, but not limited to, growth measures and total shareholder return);
                  (l)      Customer satisfaction measures; and
                  (m)      Price earnings ratio.

         The Committee in its sole discretion shall have the ability to set such performance measures at the corporate level or the business unit level.

         The Committee may exclude various items and occurrences from business results before determining Awards under the Plan. To the extent such exclusions affect Awards to executives covered by Section 162(m), they will be prescribed in resolutions that meet the requirements of Section 162(m) for deductibility.

         Notwithstanding anything contained herein, Awards that are designed to qualify for the Performance-Based Exception, and that are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

         In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m). No payment for Awards that are designed to qualify for the Performance-Based Exception shall be paid until the Committee certifies in writing that the performance goals and all material terms of the Award were in fact satisfied. Approved minutes of the Committee meeting in which the certification is made shall be treated as a written certification.

         Article 12.       Beneficiary Designation

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

         Article 13.       Deferrals

         The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares and Cash-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

         Article 14.       Rights of Employees/Directors

         14.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company, or any right in any Director to be retained in the service of the Company.

         14.2 Participation. No Employee or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

         14.3 Rights as a Stockholder. A Participant shall have none of the rights of a shareholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record holder of such shares.

         Article 15.       Change in Control

         15.1 Treatment of Outstanding Awards. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in the Award Agreement:

                  (a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

                  (b) Any restriction periods and restrictions imposed on Restricted Shares that are not performance-based shall lapse; and

                  (c) The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, Performance Units, Performance Shares, and Cash-Based Awards shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out to Participants within thirty (30) days following the effective date of the Change in Control a pro rata number of shares based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Period that has elapsed prior to the Change in Control. Awards denominated in cash shall be paid pro rata to participants in cash within thirty (30) days following the effective date of the Change in Control, with the proration determined as a function of the length of time within the Performance Period that has elapsed prior to the Change in Control, and based on an assumed achievement of all relevant targeted performance goals.

         15.2 Termination, Amendment, and Modifications of Change-in-Control Provisions.

         Notwithstanding any other provision of this Plan (but subject to the limitations of Section 16.3 hereof) or any Award Agreement provision, the provisions of this Article 15 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, the Board may terminate, amend, or modify this Article 15 at any time and from time to time prior to the date of a Change in Control.

         14.3 Pooling of Interests Accounting. Notwithstanding any other provision of the Plan to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Board may take any action necessary to preserve the use of pooling of interests accounting.

         Article 16.       Amendment, Modification, Termination and Bifurcation

         16.1 Amendment, Modification, and Termination. Subject to the terms of the Plan, the Committee may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part; provided, that no such amendment shall be made without the approval of the Company shareholders (a) that would increase the number of Shares available for issuance in accordance with the Plan; or (b) if such approval is required, (i) to comply with Section 422 of the Code with respect to Incentive Stock Options; or (ii) for purposes of
Section 162(m) of the Code.

         16.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.

         The Committee may make adjustments in the terms and conditions of, and the criteria included Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's or any Award's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

         16.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 15.2 hereof), no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

         16.4 Compliance with Code Section 162(m). At all times when Code
Section 162(m) is applicable, all Awards granted under this Plan to Employees who are or could reasonably become Covered Employees as determined by the Committee shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines at the time it makes an Award or Award(s) available for grant under the Plan that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 16, make any adjustments it deems appropriate.

         16.5 Bifurcation of the Plan. Notwithstanding anything in the Plan to the contrary, the Committee, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are subject to Section 16 of the Exchange Act without so restricting, limiting, or conditioning the Plan with respect to other Participants.

         Article 17.       Withholding

         17.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

         17.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Board, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

         Article 18.       Indemnification

         Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         Article 19.        Successors

         All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of' a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

         Article 20.       General Provisions

         20.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         20.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         20.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         20.4 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act., unless determined otherwise by the Committee. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. All grants and exercises of Options and other Awards under the Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act, as amended and any regulations promulgated thereunder. To the extent that any of the provisions contained herein do not conform with Rule 16b-3 of the Act or any amendments thereto, or any successor regulation, then the Committee may make such modifications so as to conform the Plan and any Options or other Awards granted hereunder to the Rules requirements, except only such modifications as to a Performance-Based Exception as may be prohibited by Code regulation ss. 1.162-27.

         20.5 Listing. The Company may use reasonable endeavors to register Shares allotted pursuant to the exercise of an Option with the United States Securities and Exchange Commission or to the effect compliance with the registration, qualification, and listing requirements of any national securities laws, stock exchange, or automated quotation system.

         20.6 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for shares of Shares under the Plan prior to:

                  (a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and
                  (b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

         20.7 Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         20.8 No Additional Rights. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, or confer upon any Participant any right to continue in the employ of the Company, or upon any Director the right to continue in service with the Company.

         20.9 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

         20.10 Unfunded Status of the Plan. The Plan is intended to constitute an "unfunded" Plan. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, nothing contained herein shall give any rights that are greater than those of a general creditor of the Company.

         20.11 Governing Law. The Plan and each Award Agreement shall be governed by the laws of' the state of South Dakota, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of South Dakota, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.